UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 23, 2004

EVANS & SUTHERLAND COMPUTER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Utah
(State or Other Jurisdiction of Incorporation)

0-8771	87-0278175
(Commission File Number)	(IRS Employer Identification No.)

600 Komas Dr, Salt Lake City, Utah	84108
(Address of Principal Executive Offices)	(Zip Code)

801-588-1000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                       DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)         On August 23, 2004, Evans & Sutherland Computer Corporation (the “Company”) announced the resignation of the Company’s Chief Financial Officer, E. Thomas Atchison.

A copy of the press release issued by the Company on August 23, 2004 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(c)          On August 23, 2004, the Company announced the appointment of Kevin A. Paprzycki as Chief Financial Officer and Corporate Secretary.

In connection with his appointment as Chief Financial Officer of the Company, Mr. Paprzycki will enter into an employment agreement with the Company.  The employment agreement will set forth the material terms of Mr. Paprzycki’s employment with the Company and will include the following terms: (i) an annual salary of $135,000; (ii) a targeted bonus equal to 40% of his annual salary; (iii) his receipt of an option to purchase 20,000 shares of the Company’s common stock, subject to a three year vesting schedule; (iv) his continued participation in company-wide benefit plans and in the Company’s Executive Savings Plan; and (v) in the case of termination following a change in control of the Company, a lump sum payment of his annual salary plus his targeted bonus.  Mr. Paprzycki’s employment is for an indeterminate term.

There are no familial relationships between Mr. Paprzycki and any other director or executive officer of the Company.  Since the beginning of the Company’s last fiscal year, there have been no transactions, or series of transactions, between Mr. Paprzycki or any member of his immediate family and the Company in which the amount involved exceeded $60,000 and in which Mr. Paprzycki or his immediate family have, or will have, a direct or indirect material interest.

Prior to Mr. Paprzycki’s appointment as Chief Financial Officer and Corporate Secretary, Mr. Paprzycki held positions as Director, Financial Planning and Analysis from 2001 to 2004, Director, Finance from 2000 to 2001, and Controller, Manufacturing from 1999 to 2000.  Prior to joining the Company, Mr. Paprzycki worked for the public accounting firm Ernst & Young LLP.  Mr. Paprzycki received a Masters in Business Administration from the University of Utah, a Bachelor of Science degree in Accounting from Case Western Reserve University, and is a Certified Public Accountant, Certified Management Accountant, and a Certified Financial Manager.  Mr. Paprzycki is 34 years old.

A copy of the press release issued by the Company on August 23, 2004 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

(c)          Exhibits

Exhibit Number	Description

99.1	Evans & Sutherland Computer Corporation Press Release dated August 23, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVANS & SUTHERLAND COMPUTER
CORPORATION

Date: August 27, 2004	/s/ Kevin A. Paprzycki
Kevin A. Paprzycki
Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Evans & Sutherland Computer Corporation Press Release dated August 23, 2004.